Exhibit 10.3

BACKSTOP AGREEMENT

This Backstop Agreement (this “Agreement”) is entered into as of July 26, 2026, by and between Research Alliance Corporation III, a Cayman Islands exempted company (the “Company”), and RA Capital Healthcare Fund, L.P. (the “Purchaser”). Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in that certain Business Combination Agreement, dated as of the date hereof, by and among the Company, OHB Pediatrics Ltd. (“Pediatrics”) and the Shareholders therein (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”, and together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”).

WHEREAS, in connection with the entry into the Business Combination Agreement, the Purchaser has agreed to backstop the redemption of SPAC Common Shares by holders of SPAC Common Shares (and for which redemptions are not subsequently withdrawn) as of the date of the SPAC Shareholders Meeting, in connection with the SPAC Shareholders Meeting, if any (the “Shareholder Redemptions”). The Purchaser has committed to subscribe for up to 7,500,000 SPAC Common Shares at a purchase price of $10.00 per SPAC Common Share (the “Backstop Limit”), with such Backstop Limit to be reduced by the number of shares that are not subject to Shareholder Redemptions;

WHEREAS, at least one Business Day prior to the Closing Date (and as more fully described in the Business Combination Agreement), the Company will domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Law (2020 Revision) (the “Domestication”); and

WHEREAS, following the Domestication and immediately prior to or substantially concurrently with the Closing, the Purchaser is entering into this Agreement with the Company, whereby at the Closing under the Business Combination Agreement, the Purchaser will acquire, and the Company will issue and sell to the Purchaser, SPAC Common Shares, on a private placement basis, solely to the extent necessary to backstop Shareholder Redemptions on a share for share basis and in the amount determined and subject to the limitations set forth herein (the “Backstop Purchase Shares”).

NOW, THEREFORE, in consideration of the promises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	Backstop Limit; Backstop Notice.

a.

Backstop Limit. The aggregate Backstop Limit shall not exceed 7,500,000 SPAC Common Shares, and the maximum aggregate amount the Purchaser will be required to fund in connection with the Shareholder Redemptions shall not exceed $75,000,000.00.

b.	Number of Backstop Purchase Shares. The number of Backstop Purchase Shares shall be 7,500,000 SPAC Common Shares minus the number of SPAC Common Shares not subject to Shareholder Redemptions.

c.

Backstop Notice. One (1) Business Day prior to the Closing Date, if and only to the extent that the Company has received Shareholder Redemptions (in accordance with the Company’s amended and restated articles of association, as it may be amended from time to time (the “Organizational Documents”)), the Company shall deliver a written notice (the “Backstop Notice”) to the Purchaser setting forth:

i.	the total number of SPAC Common Shares subject to the Shareholder Redemptions, which shall be the total number of Backstop Purchase Shares;

ii.	the Subscription Amount (as defined below); and

iii.	the Company’s wire instructions.

Each Backstop Purchase Share is to be sold at a purchase price of $10.00 per share. “Subscription Amount” means the aggregate purchase price of all Backstop Purchase Shares.

For the avoidance of doubt, the “Backstop Purchase Shares” shall not include any SPAC Common Shares in respect of Shareholder Redemptions that have been subsequently withdrawn in accordance with the Organizational Documents and applicable Law.

Only one (1) Backstop Notice may be delivered hereunder.

2.	Sale and Purchase.

a.	Backstop Purchase Shares.

i.

Subject to the terms and conditions hereof, following delivery of the Backstop Notice by the Company to the Purchaser hereunder, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, such Purchaser’s Allocated Share of the total number of Backstop Purchase Shares, at a purchase price of $10.00 per Backstop Purchase Share.

ii.

The numbers of Backstop Purchase Shares and the purchase price of the Backstop Purchase Shares shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof, but prior to Closing.

iii.

The delivery of the Backstop Notice hereunder shall serve as notice to the Purchaser that such Purchaser will be required pay its Allocated Share of the Subscription Amount, and acquire its Allocated Share of the Backstop Purchase Shares, at the BPS Closing (as defined below).

iv.

The closing of the sale of the Backstop Purchase Shares (the “BPS Closing”) shall be on the Closing Date. At the BPS Closing, the Company will issue to the Purchaser such Purchaser’s Allocated Share of the Backstop Purchase Shares, registered in the name of such Purchaser, against (and concurrently with) the payment by such Purchaser of such Purchaser’s Allocated Share of the Subscription Amount to the Company by wire transfer of immediately available funds to the account notified to such Purchaser by the Company in the Backstop Notice.

b.	Delivery of Backstop Purchase Shares.

i.

The Company shall register the Purchaser as the owner of the Backstop Purchase Shares purchased by such Purchaser hereunder (the “Securities”) in the register of stockholders of the Company and with the Company’s transfer agent by book entry on or promptly after (but in no event more than two (2) Business Days after) the date of the BPS Closing.

ii.

Each register and book entry for the Backstop Purchase Shares purchased by the Purchaser hereunder shall contain a notation, and each certificate (if any) evidencing the Backstop Purchase Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

c.

Registration Rights. The Purchaser shall enter into the Investor Rights Agreement at the BPS Closing, and the Purchaser shall have certain registration rights with respect to the Backstop Purchase Shares purchased by it as referenced therein (the “Registration Rights”).

d.	[Reserved].

3.	Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows, as of the date hereof and as of the BPS Closing:

a.

Organization. Purchaser (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and (ii) has the requisite power and authority to enter into, deliver and perform its obligations under this Agreement.

b.	Authorization; No Breach.

i.

This Agreement has been duly authorized, executed and delivered by Purchaser, and assuming the due authorization, execution and delivery of the same by the Company, this Agreement shall constitute the valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

ii.

The execution, delivery and performance by Purchaser of this Agreement, the purchase of the Backstop Purchase Shares, the compliance by Purchaser with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Purchaser pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Purchaser is a party or by which Purchaser is bound or to which any of the property or assets of Purchaser is subject; (ii) the organizational documents of Purchaser; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Purchaser or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material and adverse effect on Purchaser.

c.	Investment Representations.

i.

Purchaser (i) is (a) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), (b) an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) or (c) an “accredited investor” (within the meaning of Rule 501(a)(5) or (6) of Regulation D under the Securities Act), (ii) is acquiring the Backstop Purchase Shares only for its own account and not for the account of others, or if Purchaser is acquiring the Backstop Purchase Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer, an institutional accredited investor, or an “accredited investor” (within the meaning of Rule 501(a)(5) or (6) of Regulation D under the Securities Act) and Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, (iii) is not acquiring the Backstop Purchase Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, and (iv) is an “institutional account” as defined by FINRA Rule 4512(c). Purchaser is not an entity formed for the specific purpose of acquiring the Backstop Purchase Shares unless such newly formed entity is an entity in which all of the equity owners are accredited investors. Purchaser is aware that the Company is not relying specifically on the safe harbor from the registration requirements of the Securities Act provided by Regulation D under the Securities Act, and the Company will not file a Form D under the Securities Act with respect to the offer and sale of the Backstop Purchase Shares.

ii.

Purchaser acknowledges and agrees that (A) the Backstop Purchase Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, (B) the offer and sale of the Backstop Purchase Shares have not been registered under the Securities Act and that the Company is not required to register the offer and sale of the Backstop Purchase Shares, and (C) the Backstop Purchase Shares will be “restricted securities” within the meaning of the Securities Act and may not be offered, resold, transferred, pledged or otherwise disposed of by Purchaser absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the applicable states and other jurisdictions of the United States, and that any certificates or book-entry statements or instruments representing the Backstop Purchase Shares shall contain the restrictive legend set forth in Section 2(b)(ii) of this Agreement. Purchaser acknowledges and agrees that the Backstop Purchase Shares will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Purchaser may not be able to readily resell, transfer, offer, pledge or otherwise dispose of the Backstop Purchase Shares and may be required to bear the financial risk of an investment in the Backstop Purchase Shares for an indefinite period of time. Purchaser acknowledges and agrees that the Backstop Purchase Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), absent a change in law, receipt of regulatory no-action relief or an exemption, until at least one year from the Closing Date. Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or other disposition of any of the Backstop Purchase Shares.

iii.

Purchaser acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Backstop Purchase Shares, including those set forth in the SEC Reports. Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Backstop Purchase Shares, and Purchaser has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Purchaser has considered necessary to make an informed investment decision. Purchaser is an institutional account as defined in FINRA Rule 4512(c), and/or is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities. Purchaser has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Backstop Purchase Shares (A) are fully consistent with its financial needs, objectives and condition, (B) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to it, (C) have been duly authorized and approved by all necessary action and (D) is a fit, proper and suitable investment, notwithstanding the substantial risks inherent in investing in or holding the Backstop Purchase Shares. Purchaser understands and acknowledges that it has been informed that the purchase and sale of the Backstop Purchase Shares hereunder meets the institutional customer exemption under FINRA Rule 2111(b).

iv.

Alone, or together with any professional advisor(s), Purchaser has adequately analyzed and fully considered the risks of an investment in the Backstop Purchase Shares and determined that the Backstop Purchase Shares are a suitable investment for Purchaser and that Purchaser is able at this time and in the foreseeable future to bear the economic risk of a total loss of Purchaser’s investment in the Company. Purchaser acknowledges specifically that a possibility of total loss of its investment exists.

v.

Purchaser acknowledges that Purchaser shall be responsible for any of Purchaser’s tax liabilities that may arise as a result of the transactions contemplated by this Agreement, and that none of the Company, Pediatrics, or any of their respective agents or affiliates has offered Purchaser any tax advice relating to Purchaser’s investment in the Backstop Purchase Shares, or made any representations, warranties or guarantees, whether written or oral, regarding the tax consequences of Purchaser’s investment in the Backstop Purchase Shares.

vi.

Purchaser, together with any of its affiliates holding the Backstop Purchaser Shares or other securities of the Company, are not currently (and at all times through Closing will refrain from being or becoming) members of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Company or Pediatrics (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than a “group” consisting of Purchaser and any such affiliates and persons controlling Purchaser and any such affiliates.

vii.

Purchaser has not entered into any short sales (as defined in Rule 200 of Regulation SHO under the Exchange Act) with respect to the securities of the Company. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser’s assets, the representation set forth in the first sentence of this subsection shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the Backstop Purchase Shares.

d.	Financial Ability. Purchaser at the BPS Closing will have sufficient funds to pay the Subscription Amount.

e.

No Brokers. No broker or finder has acted on behalf of Subscriber in connection with the sale of the Backstop Purchase Shares pursuant to this Agreement in such way as to create any liability on the Company.

4.	Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

a.

Incorporation and Corporate Power. The Company is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

b.	Authorization; No Breach.

i.

The execution, delivery and performance of this Agreement and the Backstop Purchase Shares have been duly authorized by the Company as of the date hereof. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law). Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement, the Backstop Purchase Shares will constitute valid and binding obligations of the Company, enforceable in accordance with their terms as of the Closing.

ii.

The execution and delivery by the Company of this Agreement and the Backstop Purchase Shares, the issuance and sale of the Backstop Purchase Shares and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not as of Closing Date (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s share capital or assets under, (d) result in a violation of, or

(e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the amended and restated memorandum and articles of association of the Company (in effect on the date hereof or as may be amended prior to Closing) or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

c.

Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof and upon registration in the Company’s register of members, the Backstop Purchase Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and upon registration in the Company’s register of members, the Purchaser will have good title to the Backstop Purchase Shares purchased by it, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under the other agreements contemplated hereby, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of such Purchaser.

d.

Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

e.

Regulation D Qualification. Neither the Company nor, to its actual knowledge, any of its affiliates, members, officers, directors or beneficial shareholders of 20% or more of its outstanding securities, has experienced a disqualifying event as enumerated pursuant to Rule 506(d) of Regulation D under the Securities Act.

5.

Trust Account. The Purchaser hereby acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated May 19, 2026, the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public shareholders and certain other parties (including the underwriters of the IPO). For and in consideration of the Company entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, arising as a result of, in connection with or relating in any way to this Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), and (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Agreement; provided, however, that nothing in this

Section 5 shall (x) be deemed to limit any Purchaser’s right, title, interest or claim to the Trust Account, or any monies held therein, by virtue of such Purchaser’s (i) record or beneficial ownership of Cayman Class A Shares acquired by means other than pursuant to this Agreement or (ii) redemption rights in connection with the Transactions with respect to any Cayman Class A Shares owned by such Purchaser or limit such Purchaser’s right to distributions from the Trust Account in accordance with the Organizational Documents in respect of the Cayman Class A Shares acquired by any means other than pursuant to this Agreement, (y) serve to limit or prohibit any Purchaser’s right to pursue a claim against the Company for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief or (z) serve to limit or prohibit any claims that any Purchaser may have in the future against the Company’s assets or funds that are not held in the Trust Account.

6.	BPS Closing Conditions.

a.	The BPS Closing shall be subject to the satisfaction on the Closing Date, or written waiver by each of the parties hereto, of each of the following conditions:

i.

the SPAC Common Shares (including the Backstop Purchase Shares) shall have been approved for listing on the Nasdaq, subject only to official notice of issuance and no suspension of the qualification of the SPAC Common Shares for offering or sale or trading on Nasdaq and, to the knowledge of the Company, no initiation or threatening of any proceedings for any of such purposes or delisting, shall have occurred;

ii.

all conditions precedent to the closing of the Transactions set forth in the Business Combination Agreement, including all necessary approvals of the Company’s and Pediatrics’ shareholders and regulatory approvals, if any, shall have been satisfied (as determined by the parties to the Business Combination Agreement) or waived (other than those conditions which, by their nature, are to be satisfied only at the closing of the Transactions pursuant to the Business Combination Agreement), and the closing of the Transactions shall be scheduled to occur substantially concurrently with or immediately following the Closing; and

iii.

no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the Transactions illegal or otherwise restraining, enjoining, or prohibiting consummation of the Transactions, and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition.

b.	The obligation of the Company to consummate the BPS Closing shall be subject to the satisfaction or written waiver by the Company of the additional conditions that, on the Closing Date:

i.

all representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations or warranties that are qualified as to materiality, which representations or warranties shall be true and correct in all respects) as of such earlier date, in each case without giving effect to the consummation of the Transactions; and

ii.

the Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the BPS Closing, except where the failure of such performance, satisfaction or compliance would not or would not reasonably be likely to prevent, materially delay, or materially impact the ability of the Company to consummate the BPS Closing.

c.	The obligation of the Purchaser to consummate the BPS Closing shall be subject to the satisfaction or written waiver by the Purchaser of the additional conditions that, on the Closing Date:

i.

except to the extent consented to in writing by the Purchaser, the Business Combination Agreement shall not have been amended, modified, or supplemented, and no condition shall have been waived thereunder, in each case, in a manner that would reasonably be expected to materially and adversely affect the economic benefits that the Purchaser (in their capacity as such) would reasonably expect to receive under this Agreement;

ii.

all representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), in each case, without giving effect to the consummation of the Transactions;

iii.

all consents, waivers, authorizations or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq and any stockholder approval required by the rules and regulations of Nasdaq) or other person in connection with the execution, delivery and performance of this Agreement (including, without limitation, the issuance of the Backstop Purchase Shares) required to be made in connection with the issuance and sale of the Backstop Purchase Shares shall have been obtained or made, except where the failure to so obtain or make would not prevent the Company from consummating the transactions contemplated hereby, including the issuance and sale of the Backstop Purchase Shares to the Purchaser;

iv.

the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the BPS Closing, except where the failure of such performance, satisfaction or compliance would not or would not be reasonably likely to prevent, materially delay, or materially impact the ability of the Purchaser to consummate the BPS Closing; and

v.	there has not occurred any Material Adverse Effect or Parent Material Adverse Effect (each as defined in the Business Combination Agreement) since the date of this Agreement that is continuing.

7.

Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof (in each case, except for those provisions expressly contemplated to survive such termination), upon the earliest to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties hereto to terminate this Agreement (provided, that, Pediatrics, as a third party beneficiary of this Agreement must also consent in writing to the termination of this Agreement); (c) if, on the Closing Date of the Transactions, any of the conditions to the BPS Closing set forth in Section 6 of this Agreement have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver and, as a result thereof, the transactions contemplated by this Agreement will not be or are not consummated at the BPS Closing; or (d) if the BPS Closing has not occurred by the Termination Date; provided, that nothing herein will relieve any party from liability for any willful breach hereto prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify the Purchaser of the termination of the Business Combination Agreement promptly after the termination thereof. Upon the termination of this Agreement in accordance with this Section 7, any monies paid by the Purchaser to the Company in connection herewith shall be promptly (and in any event within two (2) Business Days after such termination) returned to the Purchaser.

8.	General Provisions.

a.

Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)	If to RA Capital Healthcare Fund, L.P., to:

c/o RA Capital Management, L.P.

600 Fifth Avenue, 23rd Floor

New York, New York 10020

Attention: Matthew Hammond

Email: [***]

(ii)	If to the Company, to:

Research Alliance Corporation III

c/o RA Capital Management, L.P.

600 Fifth Avenue, 23rd Floor

New York, New York 10020

Attention: Matthew Hammond

Email: [***]

with a copy (which shall not constitute notice) to:

Cooley LLP

500 Boylston Street, 14th Floor

Boston, Massachusetts 02116

Attention: Eric Blanchard and Peter Byrne

Email: [***]; [***]

b.

Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

c.

No Third Party Beneficiaries; Exception. Except to the extent expressly set forth in this Section 8(c) or in Sections 7(a), 8(e), 8(j) and 8(q), this Agreement shall be binding on, and inure solely to the benefit of, the parties hereto and their respective successors and assigns, and nothing set forth in this Agreement shall be construed to confer upon or give any Person, other than the parties hereto and their respective successors and permitted assigns, any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Company to enforce, this Agreement; provided, that, all parties agree and acknowledge that it is the intent of the parties, and a material part of their purpose in entering into this Agreement, to benefit Pediatrics, which is an intended third party beneficiary and has the right and ability to enforce all of the rights of the Company and the obligations of the Purchaser under this Agreement as if Pediatrics itself were the Company.

d.

Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

e.

Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Notwithstanding the foregoing, the Purchaser may assign its rights and obligations under this Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager/adviser who acts on behalf of such Purchaser) or, with the Company’s prior written consent, to another person; provided, that such affiliate or other person executes a joinder to this Agreement, such joinder to be in form and substance reasonably satisfactory to the Company, and no such assignment shall relieve such Purchaser of its obligations hereunder if any such assignee fails to perform such obligations unless otherwise expressly agreed in writing by the Company.

f.

Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

g.

Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

h.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

i.

Modifications and Amendments. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought, provided, that, no supplement or waiver may be made by any party hereto without the written consent of Pediatrics in case such supplement or waiver would amend Section 1, 2, 6, 7 or 8 hereof.

j.

Waiver of Damages. Notwithstanding anything to the contrary contained herein, in no event shall any party be liable for punitive damages in connection with this Agreement; provided, however, that in no event shall any Purchaser be liable for any form of damages, whether such damages are consequential, special or exemplary, in connection with this Agreement in excess of the sum of the Backstop Limit and any reasonable fees and expenses (including, without limitation, legal fees) associated with the collection of such damages.

k.

Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

l.

Expenses. The parties will each be responsible for their costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company will be responsible for all fees and expenses incurred in connection with transfer agents, stamp taxes and all of The Depository Trust Company’s fees associated with the issuance and resale of the Securities and any securities issuable upon conversion or exercise of the Securities (in each case, if applicable).

m.

Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

n.

Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

o.

Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, or upon the request of a Governmental Authority, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

p.

Specific Performance; Enforcement. The Purchaser agrees that irreparable damage may occur to the Company in the event any provision of this Agreement is not performed by the Purchaser in accordance with the terms hereof and that the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity, without a requirement to post bond or any other security. This Agreement may be enforced only by the Company and the Purchaser, and none of the Company’s direct or indirect creditors nor any other person that is not a party to this Agreement shall have any right to enforce this Agreement or to cause the Company to enforce this Agreement; provided, that, pursuant to Section 8(c), Pediatrics will have the right to specifically enforce the obligations of the Purchaser hereunder as if Pediatrics were acting on behalf of the Company.

q.

Further Assurances. Each party will, at the request of the other party, promptly take all actions, and execute and deliver all other agreements and documents, which may be reasonably required to give effect to the terms of and the transactions contemplated by this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

Research Alliance Corporation III

By:	/s/ Matthew Hammond
Name:	Matthew Hammond
Title:	Chief Executive Officer

RA Capital Healthcare Fund, L.P.

By: RA Capital Healthcare Fund GP, LLC

Its: General Partner

By:	/s/ Peter Kolchinsky
Name:	Peter Kolchinsky
Title:	Managing Partner